Exhibit 99.1

1 1 May Investment Conferences May 2013

2 2 Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of our 2012 Form 10-K and other subsequent filings with the SEC. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (808) 848-1211; or by accessing them on the web at http://www.matson.com.

3 Key Investment Highlights Matt Cox President and CEO Matson, Inc.

4 4 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

5 5 The Matson Brand Premier Ocean Transportation and Logistics Provider 130 years of Leadership in the Pacific Service and Reliability Beyond the Norm Financial Stability Delivering Value to Our Customers 5

6 6 Shanghai Ningbo Xiamen Guam Honolulu, Hawaii Long Beach Oakland Portland Seattle Micronesia Connecting the Pacific Unlike Anyone Else Matson Ocean Transportation

7 Matson South Pacific Acquisition Acquired primary assets of Reef Shipping for $9.6 million Expansion into strategically attractive adjacent Pacific regions New platform creates opportunities to link with Guam/China/Hawaii Included in Ocean Transportation segment for reporting purposes North & West of Fiji Cook Islands Fiji, Samoas, Tonga Guam/Micronesia

8 First Quarter Performance Volume up 5.5% YOY, driven by: Increase in EB activity Market growth and gains Optimal 9-ship deployment Outlook for 2013 Moderate volume gains in total EB volume gains historically volatile 9-ship fleet deployment for full year Hawaii Service

9 Hawaii: Poised for Growth Positive economic trends International tourism a growth opportunity Hawaii among the world’s most desirable vacation destinations Experience catering to growing demand from Asian tourists Infrastructure projects expected to support expansion of construction industry Indicator (% change YOY, except Unemployment Rate) 2010 2011 2012 2013F Real GDP 1.4 (0.2) 1.6 2.6 Unemployment 6.9 6.7 6.0 5.1 Visitor Arrivals 7.7 4.0 9.6 5.4 Construction Jobs (8.1) (2.0) 2.4 7.0 9 Sources: Hawaii Department of Business, Economic Development & Tourism, First Quarter 2013 Report, February 22, 2013 University of Hawaii Economic Research Organization, State Forecast Update, February 15, 2013 and Construction Forecast, March 26, 2013

10 Outlook for 2013 Muted economic activity Volume similar to 2012, assuming no new competitor enters market Military cuts and sequestration impact unclear First Quarter Performance Container volume off due to decreased U.S. military shipments Overall market has contracted slightly Guam Service

11 First Quarter Performance YOY spot freight rates up significantly Benefits approximately 50% of volume Container volume up 3.6% in 1Q13 due to delayed sailing that slipped into 2013 Outlook for 2013 Record global capacity added YOY freight rates expected to erode modestly Expect flat container volume YOY Ships running near full capacity China Expedited Service (CLX)

12 12 SSA Terminals Joint Venture Formed July 1999 – SSA Marine (65%) and Matson (35%) Service U.S. West Coast Stevedoring/Terminal Operator Container Equipment Maintenance Chassis Pools On-Dock Rail Locations Terminals SSAT Total %SSAT* Long Beach/LA 2 12 5-10% Oakland 2 6 35-40% Seattle/Tacoma 2 8 25-30% 6 26 20-25% Source: Matson management estimates *SSAT lifts as a percentage of all terminal operations lifts, by location

13 13 Guaranteed berth/cranes Quick turn of vessels Maintain sailing schedules Fast cargo availability Quick truck turns Quick yard turns Flexibility to receive freight close to departure Increased customer satisfaction Strategic Benefits of Dedicated Terminals

14 Outlook for 2013 Customer loss will negatively impact joint venture Aggressive expense control initiatives Breakeven performance expected First Quarter Performance Customer losses continue to weigh on performance Markets growing modestly SSAT Joint Venture

15 15 Matson Logistics A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/ Oakland Source: Matson management Warehousing & Distribution China Supply Chain Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC

16 16 Matson Logistics Priorities 16 Achieve organic growth Highway and intermodal brokerage Distribution and warehouse services Increase coordinated cross-selling with Ocean Transportation Further develop the 53-foot intermodal domestic container pilot program Goal to return operating margins to historical 2 to 4 percent range

17 First Quarter Performance Improvement in domestic intermodal and highway volume Lower G&A Declines in warehouse operations Outlook for 2013 Expense control focus Improve margins to 1-2% of revenues 1. American Association of Railroads Matson Logistics

18 18 Seasoned Management Team Name Title Matson Years in Transportation Matthew J. Cox President & CEO 2001 24 Joel M. Wine SVP & CFO 2011 2 Ronald J. Forest SVP, Operations 1995 35 David L. Hoppes SVP, Ocean Services 1989 32 Kevin C. O’Rourke SVP, General Counsel 1992 35 Vic S. Angoco SVP, Pacific 1996 23 Rusty K. Rolfe President, Matson Logistics 2001 31 More than 175 Years of Combined Transportation Experience

19 Financial Highlights Joel Wine Senior Vice President and Chief Financial Officer

20 20 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

21 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics FY12 Net Income of $45.9 million versus FY11 Net Income of $34.2 million EBITDA, EPS & ROIC – FY2012 FY EBITDA ($millions) $150.2 $168.8 $50.0 $100.0 $150.0 $200.0 $250.0 FY11 FY12 FY ROIC (%) 9.9% 0.0% 4.0% 8.0% 12.0% 16.0% FY12 FY EPS from Continuing Operations, Fully Diluted $1.09 $1.22 $0.00 $0.40 $0.80 $1.20 $1.60 FY11 FY12

22 (dollars in millions) 3/31/13 3/31/12 Operating Revenue Ocean transportation $ 299.9 $ 279.5 Logistics revenue 94.8 86.6 Total operating revenue 394.7 366.1 Costs and Expenses Operating costs 342.8 329.7 Selling, general and administrative 33.4 28.6 Other (0.2) 1.7 Operating Income 18.7 6.1 Interest expense 3.7 2.0 Income tax expense 5.9 2.1 Net Income $ 9.1 $ 3.8 Diluted Earnings Per Share Continuing Operations 0.21 0.05 Discontinued Operations 0.00 0.04 Net Income 0.21 0.09 Key Metrics Total Revenue increased 7.8% Operating costs increased 4.0% Effective tax rate of 39.5% LTM EBITDA of $180.0 million Condensed Income Statement

23 23 EBITDA1, 2 (Dollars in Millions) $10 $133 $129 $175 $219 $68 $38 $13 $71 $47 Matson Financial Data 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income. 2Operating Income is from continuing operations. 2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment. Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the financial statements prior to the Company’s June 29, 2012 Separation transaction, will be incurred in future periods related directly to costs associated with operating as a publicly traded company. Capital Expenditures1 (Dollars in Millions) Average excluding new Vessels = $40 million Other New Vessels $38 $149 $97 $177 $204 $186 $213 $193 $135 $196 $150 $169 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $46 $98 $119 $143 $127 $148 $124 $65 $125 $78 $97 2002 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Operating Income EBITDA

24 Assets (dollars in millions) 3/31/13 12/31/12 Cash $ 11.0 $ 19.9 Other current assets 204.4 214.2 Total current assets 215.4 234.1 Investment in terminal joint venture 59.7 59.6 Property, net 759.0 762.5 Other assets 115.1 118.1 Total $ 1,149.2 $ 1,174.3 Debt Total debt of $301.1 million Current portion is $17.4 million Net Debt/ LTM EBITDA ratio of 1.61 Reduced total debt by $71.7 million in the three quarters since Separation Condensed Balance Sheet See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Liabilities & Shareholders’ Equity 3/31/13 12/31/12 Current portion of long-term debt $ 17.4 $ 16.4 Other current liabilities 168.4 177.0 Total current liabilities 185.8 193.4 Long term debt 283.7 302.7 Deferred income taxes 249.1 251.9 Employee benefit plans 108.3 108.0 Other liabilities 38.2 38.4 Total long term liabilities 679.3 701.0 Shareholders’ equity 284.1 279.9 Total $ 1,149.2 $ 1,174.3

25 Maintained quarterly dividend of $0.15/share 1Q13 maintenance capital expenditures were $6.3 million Reef Shipping Limited asset acquisition was $9.6 million Reduced total debt by $18.0 million in first quarter $40.4 Uses of Cash

26 Ocean Transportation operating income for 2013 expected to be moderately higher than 2012: Balance of year modestly higher each quarter on a YOY Lose YOY benefit of operating 9-ship fleet in 2Q Moderate increase in Hawaii volume Flat Guam volume Modest erosion in China rates 9-ship fleet deployment due to lighter dry-dock schedule Break-even performance at SSAT Logistics operating income expected to be 1-2% of revenues: Continued expense control and modest volume increase Improved NorCal warehouse operations after consolidation 53’ program, improved internal sales Maintenance capital expenditures expected to be approximately $30 million in 2013, exclusive of new vessels Full Year 2013 Outlook

27 27 Appendix

28 28 More detailed information is available in previously filed Form 10-Ks and 10-Qs Ocean Transportation Operating Income Operating Income Operating Margin 10-year Average Annual Operating Income: $101.4 million $ millions Adjusted Operating Income Operating Margin $93.2 $105.6 $126.5 $105.6 $57.8 $73.7 $96.6 $118.3 $128.0 $108.3 $0 $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

29 29 Pre-Tax Income (Loss) SSAT Investment More detailed information is available in previously filed Form 10-Ks and 10-Qs 10-year Average Annual Pre-tax Income: $8.5 million $ millions $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $3.2 $3.4 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Thousands

30 30 Logistics Operating Income More detailed information is available in previously filed Form 10-Ks and 10-Qs Operating Income Operating Margin 10-year Average Annual Operating Income: $10.8 million $ millions Operating Income Operating Margin $4.3 $8.9 $20.8 $21.8 $18.5 $6.7 $7.1 $14.4 $4.9 $0.1 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0%

31 31 Unaudited, more detailed information is available in previously filed Form 10-Ks and 10-Qs Quarterly Operating Income from Continuing Operations Operating Income Operating Margin $ millions Ocean Transportation $10.3 $28.6 $5.2 $27.1 $28.9 $5.8 $31.2 $32.9 $26.7 $12.5 $42.5 $36.9 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%

32 32 Unaudited, more detailed information is available in previously filed Form 10-Ks and 10-Qs Quarterly Operating Income from Continuing Operations Operating Income Operating Margin $ millions Logistics $1.9 $2.0 $1.5 $2.1 $2.0 $0.3 $1.3 $1.3 -$2.8 -$0.7 $1.8 $1.5 -$4 -$3 -$2 -$1 $0 $1 $2 $3 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0%

33 33 Selected Segment Data More detailed information is available in previously filed Form 10-Ks and 10-Qs 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Capital Expenditures Ocean Transportation $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $44.2 $37.0 Vessel Purchases $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 0 Logistics Services $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $ 3.0 $1.1 Total CAPEX $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $47.2 $38.1 Depreciation & Amortization Ocean Transportation $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $70.6 $68.7 Logistics Services $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $ 3.2 $3.4 Total D&A $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $73.8 $72.1

34 Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA and Return on Invested Capital (“ROIC”). The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. For purposes of external reporting, the Company defines ROIC as Net Income less Income or Loss from Discontinued Operations plus tax effected Interest Expense divided by Total Debt plus Shareholder Equity. Our calculation of ROIC may not be comparable to ROIC as calculated by other companies. Use of Non-GAAP Measures

35 Dollars in Millions, unless otherwise noted 2012 Net Income 45.9 Subtract: Loss from discontinued operations (6.1) Add: Interest expense (tax effected)1 7.2 Total Return 59.2 Total Debt 319.1 Shareholder Equity 279.9 Total Invested Capital2 599.0 ROIC (Total Return/Total Invested Capital) 9.9% The effective tax rate for 2012 was 38.82% Total Debt and Shareholder Equity as of December 31, 2012 GAAP to Non-GAAP Reconciliation (ROIC)

36 Dollars in Millions First Quarter Last Twelve Months (LTM) 2012 2013 Change As of March 31, 2013 Net Income 3.8 9.1 5.3 51.2 Subtract: Income/Loss from disc. operations 1.8 0.0 (1.8) (7.9) Add: Income tax expense 2.1 5.9 3.8 36.8 Add: Interest expense 2.0 3.7 1.7 13.4 Add: Depreciation & amortization 18.7 17.3 (1.4) 70.7 EBITDA 24.8 36.0 11.2 180.0 As of March 31, 2013 (in $ millions) Total Debt $301.1 (Less) Total Cash (11.0) Net Debt $290.1 GAAP to Non-GAAP Reconciliation (Net Debt & EBITDA)

37 Dollars in Millions Full Year 2012 2011 Change Net Income 45.9 34.2 11.7 Subtract: Loss from discontinued operations (6.1) (11.6) 5.5 Add: Income tax expense 33.0 25.1 7.9 Add: Interest expense 11.7 7.7 4.0 Add: Depreciation & amortization 72.1 71.6 0.5 EBITDA 168.8 150.2 18.6 GAAP to Non-GAAP Reconciliation (Net Debt & EBITDA)

38 GAAP to Non-GAAP Reconciliation (EBITDA) Dollars in Millions 2002 2003 2004 2005 2006 2007 2008 2009 2010 Segment Operating Income Excluding Discontinued Ops 45.5 97.5 119.0 142.6 126.8 148.0 124.1 64.5 125.4 Segment Depreciation and Amortization 51.2 51.9 58.0 60.9 59.6 65.2 68.5 70.6 70.8 EBITDA 96.7 149.4 177.0 203.5 186.4 213.2 192.6 135.1 196.2 More detailed information is available in previously filed Form 10-Ks and 10-Qs